Teche
HOLDING COMPANY

Record Earnings in Fiscal Year 2009
and
Record Earnings Fiscal Year to Date 2010

Teche
FEDERAL BANK

1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

76 Years of Successful Banking

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Statements contained in this presentation which are not
historical facts are forward-looking statements. These forward-
looking statements and all other statements that may be
contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-
looking statements are estimates reflecting the best judgment of
Teche Holding Company’s management based upon currently
available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Teche Holding Company with the
Securities and Exchange Commission, and forward-looking
statements contained herein, or other public statements of
Teche Holding Company or its management should be considered in light of those factors. Teche does not undertake, and
specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or
unanticipated events or circumstances after the date of such statements.

Teche
HOLDING COMPANY

Teche
FEDERAL BANK

Second Quarter Results 2010

Fiscal Year Ends September 30th

1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Parent Company of Teche Federal Bank
The SmartGrowth Company

76 Years of Successful Banking

RECORD EARNINGS

- EPS 09 Highest in History of Bank
- Record Earnings Per Share FYTD
- Consistent High Dividends
- High ROAA and ROAE to Peers

ASSET QUALITY

- Low Non-Performing Assets
- Low Net Charge-Offs
- ALLL ↑>NCOs↑
- Diverse Loan Portfolio
- Interest Rate Neutral

VALUE

- Low Price to Peers
- Low Price/Earnings
- Low Price/Book

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Superior Results…2nd Quarter
2010

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy

Strong Leadership

Patrick O. Little, Chairman
President/Chief Executive Officer

- President since 1991…Leader of SmartGrowth Strategy
- 30 Years of Bank Experience

W. Ross Little, Jr., SVP
Chief Retail Officer

- Leader of Totally Free Checking & Branch Expansions

Darryl R. Broussard, SVP
Chief Credit Officer

- Building Commercial Lending with High Asset Quality

J.L. Chauvin, SVP
Chief Financial Officer

- Guides Sound Financial Policies

Jason P. Freyou, SVP
Chief Operations Officer

- Bank Technologist and Former CFO with 22 Years of Bank Experience

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy

Teche
FEDERAL BANK

Teche
HOLDING COMPANY

1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Strong Balance Sheet

Solid Credit Quality

Superior Results

Steady Economy

Teche…Smart Investment

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy
76 Years of
Successful Banking

Facts

- Cost of Funds:
  - SmartGrowth Deposits: 0.59%
  - Checking: 0.27%

$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
In Millions
$153
2002
2003
2004
2005
2006
2007
2008
2009
2Q10
Checking
Savings
Money Market

Teche HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy
SmartGrowth Deposits
Consistent Growth
2002-09 CAGR 13.3%
LTM 5.3%

$172
$210
$225
$240
$277
$330
$367
$395

Teche
HOLDING COMPANY

1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

SmartGrowth Deposits 67% of Total Deposits

25%
33%
12%
30%
Time Deposits
Checking
Money Market
Savings

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy
SmartGrowth Deposits
Total Deposits: $587M

Total Deposits
3/31/10
Leader in Totally
Free Checking

$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
In Millions
2002
2003
2004
2005
2006
2007
2008
2009
2Q10
SmartMortgages
Home Equity
Consumer
Commercial

Teche
HOLDING COMPANY

1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

SmartGrowth Loans
$460
$130
$180
$254
$300
$336
$376
$430
Quality & Growth
2002-09 CAGR 23.7%
Conforming
Mortgages in
2Q10: $134 Million

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy
$467

Total Loans	$601
Commercial Loans	$213
Retail Loans Consumer: $110 Home Equity: $57 SmartMortgages: $87	$254
Conforming Loans	$134
In Millions	

22%
36%
42%
Commercial
Retail Loans
Conforming Loans

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Total Loans: $601 Million
SmartGrowth Loans
Diverse
Loan Portfolio
3/31/10

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy

Commercial Loans	$213
Commercial Real Estate Residential: $56 Non-Residential: $96	$152
Commercial & Industrial	$29
Other	$32
In Millions	

16%
10%
5%
1%
1%
1%
2%
Non-Residential
Residential
C & I
Other C&D
Spec Homes
Non-Residential Const
Commercial Land

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

SmartGrowth Loans
Commercial Loan Portfolio: $213 Million
36% of Total Loans
Diverse
Commercial Loan
Portfolio
3/31/10

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy

Total Loans	$601
Commercial Loans	$213
Commercial Real Estate Non-Residential Loans	$96
In Millions	

16%

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

CRE Non-Residential Loans: $96 Million
SmartGrowth Loans

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy
Commercial
Real Estate
Non-Residential
Portfolio
3/31/10

Total Loans	$601
Commercial Real Estate Non-Residential Loans Owner Occupied: $54 Non-Owner Occupied: $42	$96
In Millions	

Teche HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

CRE Non-Residential Loans: $96 Million

9%
7%
Owner Occupied
Non-Owner Occupied

SmartGrowth Loans
Commercial
Real Estate
Non-Residential
Portfolio
3/31/10

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy

Facts

- Net Charge-Offs:
  - •0.28% Annualized/Average Loans
  - •0.36% LTM

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

DISCIPLINED	• Underwriting Standards
EFFECTIVE	• Monitoring • Independent Loan Review
DIVERSIFIED	• Loan Portfolio
RESULTS	• Low Net Charge-Offs √

Solid Credit Quality

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy
Results
3/31/10

0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10

Teche
HOLDING COMPANY

1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Solid Credit Quality

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy
Net Charge-Offs to
 Average Loans
Quarterly History

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.36%
TSH
HOMB
SFNC
PBIB
IBKC
BXS
MSL
RNST
TRMK
BNCN
HBHC
SBSI
CSFL
EBTX
OZRK
TNCC
PFBX
CCBG
WTNY
TIBB
UCBI
SBCF

Teche
HOLDING COMPANY

1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Solid Credit Quality

Peer Comparison
Net Charge-Offs to
Loans LTM
Median 1.30%
Source: SNL Financial LC & HB Calculations 3/31/10
•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy
Peer Group: Gulf South Bank Conference

9.80%
9.60%
9.40%
9.20%
9.00%
8.80%
8.60%
8.40%
8.20%
8.00%
3/09
6/09
9/09
12/09
3/10
Equity/Assets
Tangible Equity/Assets

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Quality Capital Ratios
Well-Capitalized
Balance Sheet
3/31/10
•Declined TARP
•Record Earnings
•Low Charge-Offs

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy

RECORD EARNINGS	• $3.36 Per Share FY 2009 • $1.62 Per Share FYTD 2010

RECORD MARGINS	• Net Interest Margin:
	  • 4.01% FY 2009
	  • 4.28% FYTD 2010

SOLID RETURNS	• FYTD Annualized 2010
	  • ROAA: 0.90%
	  • ROAE: 9.25%
	  • ROTE: 9.77%

SUBSTANTIAL DIVIDENDS	• $1.405 FY 2009 • $0.71 FYTD 2010

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Superior Results

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy

Teche
HOLDING COMPANY

1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Record Earnings Per Share

$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.55
$1.81
$2.58
$2.55
$2.48
$2.26
$3.15
$2.94
$2.63
$3.36
$1.62
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
FYTD 10

Superior Results

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy

$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
In Millions
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
FYTD 10
Non-Interest Income
Net-Interest Income

35%

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Superior Results

Revenue Growth
2000-09 CAGR 10.0%
Record FYTD
Revenue
LTM 4.0%
•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy
$19
$21
$25
$25
$27
$31
$35
$38
$42
$45
$23

4.40%
4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
3.28%
3.24%
3.24%
3.63%
3.57%
3.71%
4.01%
4.28%
2003
2004
2005
2006
2007
2008
2009
FYTD 10

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Superior Results

Net Interest
Margin
•Record Net Interest
Margin
•Resulting from Higher
SmartGrowth Deposits
and Loans
•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.20%
TIBB
EBTX
IBKC
RNST
CSFL
UCBI
PBIB
BNCN
SBCF
SFNC
SBSI
BXS
HBHC
TNCC
WTNY
HOMB
TSH
TRMK
CCBG
MSL
OZRK

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Superior Results

Peer Comparison
Net Interest Margin
LTM
•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy
Median 3.77%
Source: SNL Financial & Howe Barnes Calculations 3/31/10
Peer Group: Gulf South Bank Conference

Price/Earnings Comparison
40.00
35.00
30.00
25.00
20.00
15.00
10.00
5.00
0.00
9.6
IBKC
SBSI
TSH
PBIB
OZRK
BNCN
SFNC
HBHC
TRMK
HOMB
RNST
BXS
MSL
PFBX

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Peer Group: Gulf South Bank Conference
Superior Results

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy
Peer Comparison
Price/Earnings
14 of 22 Companies
Reported Positive
Earnings LTM
Median 18.4
Source: SNL Financial LC & HB Calculations
Reported Earnings LTM; Price 4/28/10

$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.58
$0.78
$0.94
$1.10
$1.26
$1.37
$1.405
$0.71
2003
2004
2005
2006
2007
2008
2009
FYTD 10

Teche
HOLDING COMPANY

1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Superior Results

Substantial
Dividends
•60 Consecutive
 Quarters of Dividends
•7 Consecutive Years of
 Dividend Increases
•Dividend Yield: 4.3%
•Payout Ratio: 42.4%
•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy

6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.4%
CSFL
WTNY
HOMB
PFBX
OZRK
MSL
BNCN
IBKC
HBHC
SFNC
SBSI
TRMK
BXS
RNST
TSH
CCBG
PBIB

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Superior Results

Substantial
Dividends
Peer Comparison
Annualized Dividend
Yields
17 of 22 Companies
Reported Dividends
Median 2.30%
•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy
Source: SNL Financial & Howe Barnes Calculations 4/28/10
Peer Group: Gulf South Bank Conference

Impact of Federal Regulation – Reg E

- Regulation requires customers to "Opt-in" to NSF fees caused by debit cards
- Industry predictions: < 30% would "Opt-in"
- Teche started program early
- Actual Results…3 months
  - Engaged 85% of debit card customers
  - 96% have selected "Opt-in"
- Conclusion: "Customers want the service"

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Superior Results

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy
Regulation E
Minimal Impact

DATA MANAGEMENT SYSTEMS

- Developed Reg E "Opt-in" Program
- New Document Imaging

INFORMATION DELIVERY SYSTEMS

- Branch Capture Implemented
- Remote Deposit Capture Implemented

INTERNAL COMMUNICATIONS

- Upgraded Intranet and Wide Area Network
- Email System Replaced

Teche HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Technology Initiatives

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy
Teche Technology
Initiatives
“Innovation distinguishes
between a leader and a
follower.”
Steve Jobs

LOWER	• Unemployment than US Average
POSITIVE	• Job Growth
DIVERSIFIED	• Economy
HEALTHY	• Industries

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Teche…Steady Economy

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
LA
US
Jan. 09
Feb. 09
Mar. 09
Apr. 09
May. 09
Jun. 09
Jul. 09
Aug. 09
Sept. 09
Oct. 09
Nov. 09
Dec. 09
Jan. 10
Feb. 10
Mar. 10

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Steady Economy

Compare US to LA
Unemployment
Rate
LA Unemployment
Lower than US
Average
•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy

March 2010		
United States	9.7%	Rank
Houma/ Thibodaux MSA	4.6%	1st
Lafayette MSA	5.0%	4th
Baton Rouge MSA	6.0%	25th

WA
OR
ID
MT
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
Lafayette
Baton Rouge

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Steady Economy

Compare US to
Teche MSAs
Teche MSAs in the
Top 26 for Lowest
Unemployment
6.0%
5.0%
4.6%
9.7%
6.9%
New Orleans
•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy
Source: www.laworks.net

Oil and Gas Extraction

- First in Oil Drilling
- Second in Natural Gas

Petrochemical Industry

- Most Major Oil Companies in South LA
- ExxonMobil; Shell; Chevron

Shipping and Trade

- Six Major Deepwater Ports
- 55% of all US Grain Exports
- New Incentives

Movie Industry

- Significant Movie Producing State
- Generous State Incentives
- 60+ Films in LA 2009

Agriculture

- Large Producers of Sugar Cane, Cotton & Rice

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Steady Economy

Key Economic
Drivers in South
Louisiana
•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy

Teche
FEDERAL BANK

- RECORD EARNINGS 2009 AND FYTD
- SUBSTANTIAL DIVIDENDS
- STRONG CAPITAL BASE
- DIVERSE LOAN PORTFOLIO
- SOLID ASSET QUALITY
- SUCCESSFUL LEADERSHIP
- STEADY ECONOMY
- LOW PRICE TO PEERS

Teche
HOLDING COMPANY
1120 Jefferson Terrace Blvd.
New Iberia, LA 70560
337.560.7151
www.teche.com
SmartGrowth@TECHE.com

Teche…Smart Investment

•Strong Balance Sheet
•Solid Credit Quality
•Superior Results
•Steady Economy

76 Years of Successful Banking